                                                                     EXHIBIT 1



                         4,000,000 Preferred Securities

                           ILLINOIS POWER FINANCING I
                               (a Delaware Trust)

             ____% Trust Originated Preferred Securities ("TOPrS")
              (Liquidation Amount of $25 Per Preferred Security) SM


                             UNDERWRITING AGREEMENT

                                  ______, 1995

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
  as Representative of the several Underwriters
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10281

Ladies and Gentlemen:

          Illinois Power Financing I (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Section
Section 3801 et seq.), and Illinois Power Company, an Illinois corporation (the "Company" and, together with the Trust, the "Offerors") confirm their agreement (the "Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 9 hereof), for whom Merrill Lynch is acting as representative (in such capacity, Merrill Lynch shall


____________________

SM     "Trust Originated Preferred Securities" and "TOPrS" are service marks of
Merrill Lynch & Co., Inc.


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hereinafter be referred to as the "Representative"), with respect to the sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of ____% Trust Originated Preferred Securities (liquidation amount of $25 per preferred security) of the Trust ("Preferred Securities") set forth in said Schedule A except as may otherwise be provided in the Pricing Agreement, as hereinafter defined. The Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement"), dated as of ______, 1995, between the Company and Wilmington Trust Company, as trustee (the "Guarantee Trustee"), and in certain circumstances described in the Indenture (as defined herein), the Trust may distribute Subordinated Debt Securities (as defined herein) to holders of the Preferred Securities. The Preferred Securities, the related Preferred Securities Guarantee and $100,000,000 in aggregate principal amount of the Subordinated Debt Securities are referred to herein as the "Securities".

          Prior to the purchase and public offering of the Preferred Securities by the several Underwriters, the Offerors and the Representative, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Offerors and the Representative and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Preferred Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

          The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33- 63581 and 33-63581-01) and a related preliminary prospectus for the registration under the Securities Act of 1933, as amended (the "1933 Act") of $100,000,000 in aggregate amount of a combination of (i) the Preferred Securities, (ii) the Preferred Securities Guarantee, and (iii) the Subordinated Debt Securities (as defined below) to be issued and sold to the Trust by the Company. The Offerors have filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended, if applicable) and the prospectus constituting a part thereof (including, in each case, all documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the rules and regulations of the


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Commission under the 1933 Act (the "1933 Act Regulations")), as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise, are hereinafter referred to as the "Registration Statement" and the "Prospectus", respectively, except that, if any revised prospectus shall be provided to the Underwriters by the Offerors for use in connection with the offering of the Preferred Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Offerors pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. All references in this Agreement to financial statements and schedules and other information that is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act that is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

          The Offerors understand that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after the Pricing Agreement has been executed and delivered, and the Declaration (as defined herein), the Indenture, and the Preferred Securities Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). The entire proceeds from the sale of the Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), as guaranteed by the Company, to the extent set forth in the Prospectus, with respect to distributions and payments upon liquidation and redemption (the "Common Securities Guarantee" and together with the Preferred Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement (the "Common Securities Guarantee Agreement" and, together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements"), dated as of ______, 1995, of the Company, and will be used by the Trust to purchase the $103,100,000 of ____% subordinated debt securities (the "Subordinated Debt Securities") issued by the Company. The Preferred Securities and the Common Securities will be issued pursuant to the amended and restated declaration of trust of the Trust, dated as of the Closing Time (the "Declaration"), among the Company, as Sponsor, Larry F. Altenbaumer and Daniel L. Mortland (the "Regular Trustees") and Wilmington Trust Company,



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a Delaware banking corporation, as property trustee (the "Property Trustee and, together with the Regular Trustees, the "Trustees"). The Subordinated Debt Securities will be issued pursuant to an indenture, dated as of ________ __, 1995 (the "Base Indenture"), between the Company and Wilmington Trust Company, as Trustee (the "Debt Trustee"), and a supplement to the Base Indenture, dated as of ________ __, 1995 (the "Supplemental Indenture," and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Debt Trustee.

          Section I.  Representations and Warranties.

          The Offerors jointly and severally represent and warrant to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows.

               (i) The Company and the Trust meet, and at the respective times of commencement and consummation of the offering of the Securities will meet, the requirements for use of Form S-3 under the 1933 Act and the 1933 Act Regulations, and the Registration Statement has been filed with the Commission under the 1933 Act; such Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to you, and to you for each of the other Underwriters (except that copies of the Registration Statement and any post-effective amendment delivered to you for each of the other Underwriters need not include exhibits but shall include all documents incorporated by reference therein), have been declared effective by the Commission in such form; no other document included or incorporated by reference in the Registration Statement has heretofore been filed, or transmitted for filing, with the Commission; and no stop order suspending the effectiveness of such Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

               (ii) The documents incorporated by reference in the Registration Statement or Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the 1933 Act Regulations and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations") and as of such time none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any

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     further documents so filed and incorporated by reference in the
     Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the 1933 Act Regulations and the 1934 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Company by an Underwriter through you expressly for use in the Prospectus.

               (iii) Each preliminary prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Company by an Underwriter through you expressly for use therein.

               (iv) The Registration Statement and the Prospectus conform, and, to the extent used to confirm sales of the Securities, any further amendments or supplements to the Registration Statement or the Prospectus, when any such post-effective amendments are declared effective or supplements are filed with the Commission, as the case may be, will conform, in all material respects to the requirements of the 1933 Act, the 1939 Act and the rules and regulations of the Commission thereunder (the "1939 Act Regulations") and do not and will not, (i) as of the applicable effective date as to the Registration Statement and any amendment thereto and (ii) as of the applicable filing date as to the Prospectus, as it may be further amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor the Trust makes any representations and warranties as to (A) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act (the "Form T-1"), or
     (B) the information contained in or omitted from the Registration Statement or the


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     Prospectus in reliance upon and in conformity with information furnished in writing to the Trust or the Company by an Underwriter through you expressly for use therein.

               (v) The Trust has no subsidiaries. Neither the Trust, the Company nor any of the Company's other subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and, since the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries (determined on a consolidated basis) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries (taken as a whole), otherwise than as set forth or contemplated in the Prospectus.

               (vi) The Order of the Illinois Commerce Commission (the "ICC") approving the investment by the Company in the Common Securities in connection with the issue and sale of the Preferred Securities, the issuance of the Subordinated Debt Securities and the execution of the Guarantees (the "Order") has been duly issued and remains in full force and effect without amendment or modification, and is not the subject of any appeal or other proceeding.

               (vii) The Trust has been duly created and is validly existing in good standing as a business trust under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction. The Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

               (viii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Illinois, with power and authority (corporate and other) to own its

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     properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company (other than the Trust and Illinois Power Capital, L.P.) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

               (ix) The Company has no significant subsidiaries within the meaning of Regulation S-X. All of the outstanding shares of common stock of the Company are owned by Illinova Corporation, an Illinois corporation (the "Parent").

               (x) The Preferred Securities have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, in the Pricing Agreement and in the Declaration, will be duly and validly issued and fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will conform as to legal matters to the description thereof contained in the Prospectus.

               (xi) The issuance and delivery of the Subordinated Debt Securities have been duly authorized and, when issued and delivered and when the Subordinated Debt Securities have been duly executed, authenticated, issued and delivered in accordance with this Agreement and the Pricing Agreement, the Indenture and the Subordinated Debt Securities will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture will have been duly authorized, executed and delivered and, at Closing Time (as defined below), the Indenture will be duly qualified under the 1939 Act and will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Subordinated Debt Securities and the Indenture will conform as to legal matters to the descriptions thereof in the Prospectus; and the Indenture will be substantially in the form filed as an exhibit to the Registration Statement.



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               (xii)     The Declaration has been duly authorized by the
     Company and at Closing Time, will have been duly executed and delivered by the Company and the Trustees, and assuming due authorization, execution and delivery by the Property Trustee (as defined in the Declaration), the Declaration will, at Closing Time, be a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and at Closing Time, the Declaration will have been duly qualified under the 1939 Act.

               (xiii) Each of the Guarantee Agreements has been duly authorized by the Company and, when executed and delivered by the Company, and in the case of the Preferred Securities Guarantee Agreement, assuming due authorization, execution and delivery of the Preferred Securities Guarantee by the Guarantee Trustee, will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; each of the Guarantees and the Guarantee Agreements will conform as to legal matters to the description thereof in the Prospectus; and the Preferred Securities Agreement, at Closing Time, will have been duly qualified under the 1939 Act.

               (xiv) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and fully paid and, except as otherwise provided in Section 10.1(b) of the Declaration, nonassessable undivided beneficial interests in the assets of the Trust and will conform as to legal matters to the descriptions thereof in the Prospectus. The issuance of the Common Securities is not subject to preemptive or other similar rights; and at Closing Time all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (xv) Each of the Regular Trustees of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration.



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               (xvi)     The Trust is not in violation of its Certificate of
     Trust or the Declaration, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, agreement or other instrument to which it is a party or by which it may be bound, the effect of which is material to the Trust, and neither the execution or delivery of this Agreement or the Pricing Agreement, the consummation of the transactions herein contemplated, the fulfillment of the terms hereof or the terms of the Pricing Agreement, nor compliance with the terms and provisions hereof or of the Pricing Agreement will conflict with, or result in a breach or violation of, or constitute a default under (i) its Certificate of Trust or the Declaration, or any contract, agreement or other instrument to which the Trust is a party or by which it may be bound or (ii) any statute, order, rule or regulation applicable to the Trust of any court or any federal or state governmental agency or body having jurisdiction over the Trust or over any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required solely as a result of the issuance and sale or delivery by the Trust of the Preferred Securities pursuant to this Agreement or the Pricing Agreement, the execution, delivery and performance by the Trust of this Agreement or the Pricing Agreement, or the consummation of the transactions contemplated in this Agreement or the Pricing Agreement, except as set forth in Section l(vi) above and except for the registration under the 1933 Act of the Securities, the qualification of the Declaration, the Indenture and the Preferred Securities Guarantee Agreement under the 1939 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Preferred Securities and the distribution of the Securities by the Underwriters.

               (xvii) The Company is not in violation of its Amended and Restated Articles of Incorporation, as amended (the "Restated Articles"), or its By-Laws, as amended (the "By-Laws"), or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, agreement or other instrument to which it is a party or by which it may be bound, the effect of which is material to the Company, and neither the execution or delivery of this Agreement or of the Pricing Agreement, the consummation of the transactions herein contemplated or in the Pricing Agreement, the fulfillment of the terms hereof or of the Pricing Agreement, nor compliance with the terms and provisions hereof or the terms and provisions of the Pricing Agreement will conflict with, or result in a breach or violation of, or constitute a default under (i) the Restated Articles, the By-Laws, or any contract, agreement or other instrument to



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     which the Company is a party or by which it may be bound or (ii) any statute, order, rule or regulation applicable to the Company of any court or any federal or state governmental agency or body having jurisdiction over the Company or over its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale or delivery of the Preferred Securities or the consummation by the Company of the transactions contemplated by this Agreement or by the Pricing Agreement, except as set forth in Section l(vi) above and except for the registration under the 1933 Act of the Securities, the qualification of the Declaration, the Indenture and the Preferred Securities Guarantee Agreement under the 1939 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Preferred Securities and the distribution of the Securities by the Underwriters.

               (xviii)   Other than as set forth in the Prospectus, there are
     no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (xix) Price Waterhouse LLP, who have audited certain financial statements of the Company and its other subsidiaries, are independent certified public accountants with respect to the Company as required by the 1933 Act and the 1933 Act Regulations.

               (xx) There are no contracts or documents of the Trust or the Company or any of the Company's subsidiaries that are required to be filed as exhibits to the Registration Statement or to any of the documents incorporated by reference therein by the 1933 Act, the 1933 Act Regulations, the 1939 Act, the 1939 Act Regulations, the 1934 Act or the 1934 Act Regulations that have not been so filed.

               (xxi) There are no contracts, agreements or understandings between the Trust or the Company and any person granting such person the right to require the Trust or the Company to file a registration statement under the 1933 Act with respect to any undivided beneficial


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     interest of the Trust or any preferred stock of the Company owned or to be owned by such person or to require the Trust or the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Trust or the Company under the 1933 Act.

               (xxii) Neither the Trust nor the Company nor any of the Company's other subsidiaries is and, after giving effect to the offering and sale of the Preferred Securities, will be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

               (xxiii)   The Trust is not a "holding company" within the
     meaning of the Public Utility Holding Company Act of 1935, as amended ("1935 Act"); the Parent is a "holding company" as defined in 1935 Act by reason of its ownership of all the outstanding shares of common stock of the Company, and the Company is a "holding company," but the Company and Parent are each exempt from 1935 Act, except for the provisions of Section 9(a)(2) thereof, by virtue of Section 3(a)(2) thereof and Section 3(a)(1) thereof and Rule 2 thereunder, respectively.

          Section 2.     Sale and Delivery to Under-
                              writers; Closing.

          (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the price per security set forth in the Pricing Agreement, the number of Preferred Securities set forth in Schedule A opposite the name of such Underwriter (except as otherwise provided in the Pricing Agreement), plus any additional number of Preferred Securities that such Underwriter may become obligated to purchase pursuant to the provisions of
     Section 9 hereof.

          The purchase price per security to be paid by the several Underwriters for the Preferred Securities shall be an amount equal to the initial public offering price. The initial public offering price per Preferred Security shall be a fixed price to be determined by agreement between the Representative and the Offerors. The initial public offering price and the purchase price, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and

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     the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Offerors and the Representative. As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Preferred Securities will be used to purchase the Subordinated Debt Securities of the Company, the Company hereby agrees to pay at Closing Time to the Representative, for the accounts of the several Underwriters, a commission per Preferred Security determined by agreement between the Representative and the Company for the Preferred Securities to be delivered by the Trust hereunder at Closing Time. The commission, when so determined, shall be set forth in the Pricing Agreement.

          (b) Payment of the purchase price for, and delivery of certificates for, the Preferred Securities shall be made at the office of Reid & Priest LLP, or at such other place as shall be agreed upon by the Representative and the Trust, at 10:00 A.M. New York time on the third business day (unless postponed in accordance with the provisions of Section 9) after execution of the Pricing Agreement, or such other time not later than ten business days after such date as shall be agreed upon by the Representative, the Trust, the Company (such time and date of payment and delivery being herein called "Closing Time"). Payment shall be made to the Trust by certified or official bank check or checks drawn in New York Clearing House funds or similar next day funds payable to the order of the Trust to an account designated by the Trust, against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Preferred Securities to be purchased by them. Certificates for the Preferred Securities shall be in such denominations and registered in such names as the Representative may request in writing at least two business days before the Closing Time. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Preferred Securities which it has agreed to purchase. Merrill Lynch, individually and not as Representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Preferred Securities to be purchased by any Underwriter whose check has not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.


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     The certificate(s) for the Preferred Securities will be made available for examination and packaging by the Representative not later than 10:00 A.M. on the last business day prior to the Closing Time.

     At the Closing Time, the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under Section 2 hereof by certified or official bank check or checks payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated in New York Clearing House funds or other similar next day funds.


          Section 3. Covenants of the Offerors. Each of the Offerors jointly and severally covenant with each Underwriter as follows:

          (a) The Offerors will notify the Representative immediately, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Offerors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) The Offerors will give the Representative notice of their intention to file or prepare (i) any amendment to the Registration Statement (including any post-effective amendment), (ii) any amendment or supplement to the Prospectus (including any revised prospectus which the Offerors propose for use by the Underwriters in connection with the offering of the Preferred Securities which differs from the prospectus on file at the Commission at the time the Registration Statement became effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), or (iii) any document that would as a result thereof be incorporated by reference in the Prospectus whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representative with copies of any such amendment, supplement or other document a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment, supplement or other document or use any such prospectus to which the Representative or counsel for the Underwriters shall reasonably object. Subject to the foregoing, the Offerors will promptly prepare a supplement to the Prospectus to reflect the terms of the Preferred Securities and the terms of the offering. The Offerors will file the Prospectus as so supplemented pursuant to Rule 424(b) of the 1933 Act Regulations not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) of the 1933 Act Regulations.

          (c) The Offerors will deliver to the Representative one signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and will also deliver to the Representative a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters.

          (d) The Offerors will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1933 Act Regulations.

          (e) If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Preferred Securities, any event shall occur as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel to the Company and the Trust, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is to be delivered to a purchaser, or if it shall be necessary at any such time, to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Offerors will promptly prepare and file with the Commission, subject to paragraph (b) above, such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements; and the Offerors will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

          (f) The Offerors will endeavor, in cooperation with the Underwriters, to qualify the Preferred Securities (including the Preferred Securities Guarantee with respect thereto) and the Subordinated Debt Securities for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Representative may designate; provided, however, that none of the Offerors shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.

          (g) The Trust will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Trust's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

          (h) For a period of five years after the Closing Time, the Company will furnish to you and, upon request, to each Underwriter, copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to its stockholders or security holders generally.

          (i) The Offerors will use best efforts to effect the listing of the Preferred Securities (including the Preferred Securities Guarantee with respect thereto) on the New York Stock Exchange; if the Preferred Securities are exchanged for Subordinated Debt Securities, the Company will use its best efforts to effect the listing of the Subordinated Debt Securities on the exchange on which the Preferred Securities were then listed.

          (j) During a period of 30 days from the date of the Pricing Agreement, neither the Trust nor the Company will, without the Representative's prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Preferred Securities, any security convertible into or exchangeable into or exercisable for Preferred Securities or the Subordinated Debt Securities or any debt securities substantially similar to the Subordinated Debt Securities or equity securities substantially similar to the Preferred Securities (except for the Subordinated Debt Securities and the Preferred Securities issued in accordance with this Agreement).


          Section 4. Payment of Expenses. The Company will pay all expenses incident to the performance of each Offerors' obligations under this Agreement, including, but not limited to, (i) the printing and filing of the

     Registration Statement as originally filed and of each amendment thereto,
     (ii) the printing of this Agreement and the Pricing Agreement, (iii) the preparation, issuance and delivery of the certificates for the Preferred Securities to the Underwriters, (iv) the fees and disbursements of the Company's and the Trust's counsel and accountants, (v) the qualification of the Preferred Securities, the Preferred Securities Guarantee and the Subordinated Debt Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky survey and any legal investment survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (vii) the printing and delivery to the Underwriters of copies of any Blue Sky survey and any legal investment survey, (viii) the fee of the National Association of Securities Dealers, Inc., (ix) the fees and expenses of the Debt Trustee, including the fees and disbursements of counsel for the Debt Trustee in connection with the Indenture and the Subordinated Debt Securities, (x) the fees and expenses of the Property Trustee, and the Guarantee Trustee, including the fees and disbursements of counsel for the Property Trustee in connection with the Declaration and the Certificate of Trust, (xi) any fees payable in connection with the rating of the Preferred Securities and the Subordinated Debt Securities, (xii) the fees and expenses incurred in connection with the listing of the Preferred Securities (and the related Preferred Securities Guarantee) and, if applicable, the Subordinated Debt Securities on the New York Stock Exchange, (xiii) the cost and charges of any transfer agent or registrar, and (xiv) the cost of qualifying the Preferred Securities with The Depository Trust Company.

          If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 8 hereof, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.


          Section 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Offerors herein contained, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

         (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the Representative, at a later time and date, not later, however, than 5:30

     P.M. on the first business day following the date hereof, or at such later time and date as may be approved by the Representative; and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the 1933 Act Regulations and in accordance with Section 3(b) and prior to Closing Time the Offerors shall have provided evidence satisfactory to the Representative of such timely filing.

          (b)  At Closing Time the Representative shall have received:

                    (1) The favorable opinion, dated as of Closing Time, of Schiff Hardin & Waite, counsel for the Offerors in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a business trust have been made; the Trust is duly qualified for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust.

               (ii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Illinois, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in the foregoing clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates).

               (iii) All of the Common Securities have been duly authorized by the Declaration and are duly and validly issued, are fully paid and, except as otherwise provided in Section 10.1(b) of the Declaration, nonassessable undivided beneficial interests in the assets of the Trust and are owned by the Company, free and clear of all liens, encumbrances, equities or claims; the Common Securities conform as to legal matters to the description thereof in the Prospectus; and the Trust is not a party to or otherwise bound by any agreement other than this Agreement, the Pricing Agreement, the Declaration and the agreements contemplated by the Prospectus.

               (iv) To the best knowledge of such counsel there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Trust, the Company or any of the Company's subsidiaries or any property of the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described in the Prospectus or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Trust or the Company fairly summarize such matters.

               (v) The Preferred Securities have been validly issued and, subject to the qualifications set forth herein, are fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as is extended to stockholders of private corporations for profit; and the issuance of the Preferred Securities is not subject to preemptive or other similar rights. Said counsel may note that the holders of the Preferred Securities may be obligated, pursuant to the Declaration, to (a) provide indemnity and/or security in connection with, and pay taxes or governmental charges arising from, transfers or exchanges of Preferred Securities certificates and the issuance of replacement Preferred Securities certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and remedies under the Declaration. The Preferred Securities conform as to legal matters to the descriptions thereof in the Prospectus.

               (vi) The issuance and delivery of the Subordinated Debt Securities have been duly authorized, and the Subordinated Debt Securities have been duly executed, authenticated, issued and delivered in accordance with the Indenture, and the Subordinated Debt Securities constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Indenture has been duly authorized, executed and delivered and has been duly qualified under the 1939 Act and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Subordinated Debt Securities and the Indenture conform as to legal matters to the descriptions thereof in the Prospectus.

               (vii) The issuance of each of the Guarantee Agreements has been duly authorized, executed and delivered and the Preferred Securities Guarantee constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Preferred Securities Guarantee Agreement has been duly qualified under the 1939 Act. The Guarantees and the Guarantee Agreements conform as to legal matters to the descriptions thereof in the Prospectus.

               (viii) The Declaration has been duly authorized, executed and delivered by the Company and the Trustees and is a valid and binding obligation of the Company and each of the Regular Trustees, enforceable against the Company and each of the Regular Trustees in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, and other laws relating to or affecting creditors' rights and to general equity principles. The Declaration conforms as to legal matters to the description thereof in the Prospectus.

               (ix)      The Declaration has been duly qualified under the 1939
     Act.

               (x) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by each of the Trust and the Company.

               (xi) The Order has been duly issued and remains in full force and effect without amendment or modification, and is not the subject of any appeal or other proceeding.

               (xii) The issuance and sale by the Trust of the Preferred Securities, the issuance and sale of the Subordinated Debt Securities by the Company, the compliance by the Trust and the Company with all of the provisions of this Agreement and the Pricing Agreement, the execution, delivery and performance by the Company of the Guarantees and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Trust or the Company is a party or by which the Trust or the Company is bound or to which any of the property of the Trust or the Company is subject, the Certificate of Trust and the Declaration, the Restated Articles or By-laws of the Company, or any statute, order, rule or regulation known to such counsel of any court or any federal or state governmental body having jurisdiction over the Trust, the Company or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required solely as a result of the issuance, sale or delivery of the Preferred Securities or the consummation of the transactions contemplated by this Agreement and the Pricing Agreement, except for (i) the Order, (ii) the registration under the 1933 Act of the Securities, (iii) the qualification of the Indenture, the Declaration and the Preferred Securities Guarantee Agreement under the 1939 Act and (iv) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Preferred Securities and the distribution of the Securities by the Underwriters.

               (xiii) The Trust is not a "holding company" within the meaning of the 1935 Act; the Parent is a "holding company" as defined in the 1935 Act by reason of its ownership of all the outstanding shares of common stock of the Company, and the Company is a "holding company," but the Company and the Parent are each exempt from the 1935 Act, except for the provisions of Section 9(a)(2) thereof, by virtue of Section 3(a)(2) thereof and Section 3(a)(1) thereof and Rule 2 thereunder, respectively.

               (xiv) Neither the Trust nor the Company is and, after giving effect to the offering and sale of the Preferred Securities, will be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

               (xv) Each part of the Registration Statement, when such part became effective, and the Prospectus as of its date and any amendments or supplements thereto made by the Company and the Trust prior to the Closing Time as of the date of such amendment or supplement complied as to form in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the 1939 Act and the 1939 Act Regulations; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company and the Trust prior to the Closing Time contained an untrue statement of a material fact or omitted to state a material fact required to be stated herein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus and any further amendment or supplement thereto made by the Company and the Trust prior to the Closing Time, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that, as of the Closing Time, either the Registration Statement or the Prospectus, as amended or supplemented, or any further amendment or supplement thereto made by the Company and the Trust prior to the Closing Time contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that such counsel need not express any belief
     (A) as to the financial statements and related schedules in or incorporated by reference in the Registration Statement and the Prospectus, (B) as to any information contained therein that was furnished to the Trust or the Company in writing by any Underwriter through you expressly for use therein or (C) as to any statements contained in the Form T-1 filed as an exhibit to the Registration Statement; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

               (xvi) The documents incorporated by reference in the Prospectus or any amendment or supplement thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective under the 1933 Act or were filed with the Commission under the 1934 Act, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the 1933 Act Regulations and the 1934 Act Regulations; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the 1933 Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, in the case of other documents which were filed under the 1933 Act or the 1934 Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading.

                 In addition, Schiff Hardin & Waite shall include advice that it confirms its opinion as set forth under "United States Federal Income Taxation" in the Prospectus.

                 The foregoing opinions may be limited to the laws of New York, Delaware and the State of Illinois and federal securities and income tax laws. In rendering its opinion, such counsel may rely, as to matters of Delaware law relating to the Trust, the Preferred Securities and the Declaration, upon the opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Company, which shall be delivered in accordance with Section 5(b)(2) hereof, and as to matters of New York law relating to the Subordinated Debt Securities and the Indenture, upon the opinion of Reid & Priest LLP, which shall be delivered in accordance with Section 5(b)(4) hereof.

                                  (2)      The favorable opinion, dated as of
Closing Time, of Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                                  (i)      The Trust has been duly created and
         is validly existing in good standing as a business trust under the Delaware Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

                                  (ii)     Under the Delaware Act and the
         Declaration, the Trust has the power and authority to own property and conduct its business, all as described in the Registration Statement and the Prospectus.

                                  (iii)    The Declaration constitutes a valid
         and binding obligation of the Company and the Trustees and is enforceable against the Company and the Trustees in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                                  (iv)   Under the Delaware Act and the
         Declaration, the Trust has the power and authority to (i) execute and deliver, and to perform its obligations under, this Agreement and the Pricing Agreement and (ii) issue, and perform its obligations under, the Trust Securities.

                                  (v)    Under the Delaware Act and the
         Declaration, the execution and delivery by the Trust of this Agreement, the Pricing Agreement and the performance by the Trust of its obligations hereunder and under the Pricing Agreement, have been duly authorized by all necessary action on the part of the Trust.

                                  (vi)   The certificates for the Preferred
         Securities are in due and proper form; the Preferred Securities have been duly authorized by the Declaration and are duly and validly issued and, subject to qualifications hereinafter expressed in this paragraph (vi), fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; said counsel may note that the holders of the Preferred Securities may be obligated, pursuant to the Declaration, to (i) provide indemnity and/or security in connection with, and pay taxes or governmental charges arising from, transfers or exchanges of Preferred Securities certificates and the issuance of replacement Preferred Securities certificates and (ii) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and remedies under the Declaration.

                                  (vii)  The Common Securities have been duly
         authorized by the Declaration and are duly and validly issued and fully paid and, except as otherwise provided in Section 10.1(b) of the Declaration, nonassessable undivided beneficial interests in the assets of the Trust.

                                  (viii) Under the Delaware Act and the
         Declaration, the issuance of the Trust Securities is not subject to preemptive or other similar rights.

                                  (ix)   The issuance and sale by the Trust
         of the Trust Securities, the purchase by the Trust of the Subordinated Debt

         Securities, the execution, delivery and performance by the Trust of this Agreement and the Pricing Agreement, the consummation by the Trust of the transactions contemplated hereby and by the Pricing Agreement and compliance by the Trust with its obligations hereunder and thereunder will not violate (i) any of the provisions of the Certificate of Trust or the Declaration or (ii) any applicable Delaware law or administrative regulation.

                                  (3)      The favorable opinion, dated as of
Closing Time, of Richard, Layton & Finger, P.A., counsel of Wilmington Trust Company, as Property Trustee under the Declaration, and Guarantee Trustee under the Preferred Securities Guarantee Agreements, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                                  (i)      Wilmington Trust Company is a
         Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Declaration and the Preferred Securities Guarantee Agreement.

                                  (ii)     The execution, delivery and
         performance by the Property Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the Preferred Securities Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Property Trustee and the Guarantee Trustee, respectively. The Declaration and the Preferred Securities Guarantee Agreement have been duly executed and delivered by the Property Trustee and the Guarantee Trustee, respectively, and constitute the legal, valid and binding obligations of the Property Trustee and the Guarantee Trustee, respectively, enforceable against the Property Trustee and the Guarantee Trustee, respectively, in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                                  (iii)    The execution, delivery and
         performance of the Declaration and the Preferred Securities Guarantee Agreement by the Property Trustee and the Guarantee Trustee, respectively, do not conflict with or constitute a breach of the Articles of Organization or Bylaws of the Property Trustee and the Guarantee Trustee, respectively.

                                  (iv)     No consent, approval or authorization
         of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Property Trustee and the Guarantee Trustee of the Declaration and the Preferred Securities Guarantee Agreement.

                                  (4)      The favorable opinion, dated as of
Closing Time, of Reid & Priest LLP, counsel for the Underwriters, in form and substance satisfactory to the Underwriters with respect to the incorporation and legal existence of the Company; the formation and legal existence of the Trust, the Preferred Securities, the Indenture, the Preferred Securities Guarantee Agreement, this Agreement, the Pricing Agreement, the Registration Statement, the Prospectus and other related matters as the Representative may require.

                 In giving its opinion, Reid & Priest LLP may rely as to certain matters of Delaware law relating to the Trust, the Preferred Securities and the Declaration upon the opinion of Richards, Layton & Finger, P.A., special Delaware counsel for the Offerors, which shall be delivered in accordance with Section 5(b)(2) hereto, and as to matters of Illinois law upon the opinion of Schiff Hardin & Waite, counsel for the Offerors, which shall be delivered in accordance with Section 5(b)(1) hereto.

                          (c)  At Closing Time, there shall not have been,
since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of a Vice President of the Company and of the chief financial or chief accounting officer of the Company and a certificate of a Regular Trustee of the Trust, and dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Trust and the Company have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

                          (d)  At the time of the execution of this Agreement,
the Representative shall have received from Price Waterhouse LLP a letter dated such date, in form and substance satisfactory to the Representative, to the effect that:

                                  (i)  they are independent public accountants
         with respect to the Company and its consolidated subsidiaries, within the meaning of the 1933 Act and the 1933 Act Regulations;

                                  (ii) in their opinion, the consolidated
         financial statements and schedules audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the accounting requirements of the 1933 Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder, as applicable; they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the Company's consolidated interim financial statements as described in Statement on Auditing Standards ("SAS") No. 71, Interim Financial Information, for the periods specified in such letter performed at the request of the Company;

                                 (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that:

                                        (A) the unaudited consolidated
         financial statements of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations, as they apply to Form 10-Q, or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement,

                                        (B) the unaudited amounts of revenue
         and net income set forth under "Summary Financial Information of Illinois Power" in the Prospectus were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement, or

                                        (C) at a specified date not more than
         five days prior to the date of this Agreement, there has been any change in the capital stock of the Company and its subsidiaries or any increase in the consolidated long-term debt of the Company and its subsidiaries or any decrease in total assets or net assets as compared with the amounts shown on the date of the most recent consolidated balance sheet included in or incorporated by reference in the Registration Statement and the Prospectus (September 30, 1995 balance sheet included in the Registration Statement) or, during the period from the date of the most recent consolidated balance sheet included in or incorporated by reference in the Registration Statement and the Prospectus to a specified date not more than five days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in operating revenues or net earnings available for common stock of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and

                                  (iv)     in addition to the audit referred to
         in their opinions and the limited procedures referred to in clause
         (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and Prospectus, or incorporated therein by reference, and which are specified by the Representative, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

                          (e)  At Closing Time, the Representative shall have
received from Price Waterhouse LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than five days prior to Closing Time.

                          (f)  At Closing Time and each Date of Delivery, if
any, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Preferred Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors, in connection with the issuance and sale of the Preferred Securities as herein contemplated shall be satisfactory in form and substance to the Representative and Reid & Priest LLP, counsel for the Underwriters.

                          (g)  At Closing Time, the Preferred Securities and
the Subordinated Debt Securities shall be rated in one of the four highest rating categories for long term debt ("Investment Grade") by any nationally recognized statistical rating agency, and the Trust shall have delivered to the Representative a letter, dated the Closing Time, from such nationally recognized statistical rating agency, or other evidence satisfactory to the Representative, confirming that the Preferred Securities and the Subordinated Debt Securities have Investment

Grade ratings; and there shall not have occurred any decrease in the ratings of any of the debt securities of the Company or of the Preferred Securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act Regulations) and such organization shall not have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of the Company or of the Preferred Securities.

                          (h)  At the Closing Time, the Preferred Securities
shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

                 If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Offerors at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

                 Section 6.  Indemnification

                 (a) The Trust and the Company will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Trust nor the Company shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus, or any other prospectus relating to the Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Trust or the Company through you expressly for use therein;

                 (b) Each Underwriter will indemnify and hold harmless the Trust and the Company against any losses, claims, damages or liabilities to which the Trust or the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Trust or the Company by such Underwriter through you expressly for use therein; and will reimburse the Trust and the Company for any legal or other expenses reasonably incurred by the Trust or the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but that the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnifying party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnifying party shall be liable for any such settlement, compromise or judgment effected by the indemnified party without the written consent of the indemnifying party; provided, however, that if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any such settlement, compromise or judgment effected without its written consent if (i) such settlement, compromise or judgment is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement, compromise or judgment at least 30 days prior to such settlement, compromise or judgment being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement, compromise or judgment.

                 (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust and the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportions as the total net proceeds from the offering (before deducting expenses) received by the Trust and the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
         Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to the Preferred Securities and not joint.

                 (e) The obligations of the Trust and the Company under this Section 6 shall be in addition to any liability which the Trust and the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the 1933 Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Trust and the Company and to each person, if any, who controls the Trust or the Company within the meaning of the 1933 Act.

                 Section 7. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers or Trustees of the Offerors submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Offerors and shall survive delivery of the Preferred Securities to the Underwriters.

                 Section 8.  Termination of Agreement.

                 (a) The Representative may terminate this Agreement, by notice to the Offerors, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition financial or otherwise, or in the earnings, business affairs or business prospects or the Trust or the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in the judgment of the Representative, impracticable to market the Preferred Securities or to enforce contracts for the sale of the Preferred Securities, (iii) if trading in the Preferred Securities has been suspended by the Commission, or if trading generally on the New York Stock Exchange has been suspended, limited or restricted or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required (excluding existing "circuit breaker" provisions in effect under the rules of said exchange on the date hereof), by said exchange or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal, New York, Illinois or Delaware authorities or (iv) if there has been any decrease in the ratings of any of the debt securities of the Company or of the Preferred Securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) of the 1933 Act Regulations) or such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of the Company or of the Preferred Securities.

                 (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

                 Section 9. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time to purchase the Preferred Securities that it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                 (a) if the number of Defaulted Securities does not exceed 10% of the Preferred Securities, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                 (b) if the number of Defaulted Securities exceeds 10% of the Preferred Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                 No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

                 In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Offerors shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

                 Section 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1201, attention of Russell Robertson, Senior Managing Director; notices to the Trust, and the Company shall be directed to them at 500 South 27th Street, Decatur, Illinois 62525, attention of Daniel L. Mortland, Assistant Treasurer.

                 Section 11. Parties. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Trust, the Company and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Trust and the Company and their respective successors and the controlling persons and officers, directors and trustees referred to in Section 6 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters and the Trust and the Company and their respective successors, and said controlling persons and officers, directors and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                 Section 12. Governing Law and Time. This Agreement and the Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

                 Section 13. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Trust and the Company in accordance with its terms.

                                        Very truly yours,

                                        ILLINOIS POWER COMPANY



                                        By
                                          ------------------------------------
                                          Title:




                                        ILLINOIS POWER FINANCING I



                                        By
                                          ------------------------------------
                                          Title:  Trustee

                                        By
                                          ------------------------------------
                                          Title:  Trustee


CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated



By
  --------------------------
                   Authorized Signatory

For itself and as Representative of the other
Underwriters named in Schedule A hereto.

                                   SCHEDULE A


                                                                   Number
                     Name of Underwriter                       of Securities
                     -------------------                       -------------
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated  . . . . . . . . . . . . . . . . . . . .
Bear, Stearns & Co. Inc.  . . . . . . . . . . . . . . .
Dean Witter Reynolds Inc. . . . . . . . . . . . . . . .
A.G. Edwards & Sons, Inc. . . . . . . . . . . . . . . .
PaineWebber Incorporated  . . . . . . . . . . . . . . .





Total . . . . . . . . . . . . . . . . . . . . . . . . .         4,000,000
                                                                =========

                                                                      EXHIBIT A



                     _________________ Preferred Securities

                           ILLINOIS POWER FINANCING I

                          (a Delaware business trust)

             _____% Trust Originated Preferred Securities ("TOPrS")

                    (Liquidation Amount of $25 Per Security)

                               PRICING AGREEMENT

MERRILL LYNCH & CO.                                             _________, 1995
Merrill Lynch, Pierce, Fenner
   & Smith Incorporated
         as Representative of the several
         Underwriters named in the within-
         mentioned Underwriting Agreement
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10281

Ladies and Gentlemen:

                 Reference is made to the Underwriting Agreement, dated _________, 1995 (the "Underwriting Agreement"), relating to the purchase by the several Underwriters named in Schedule A thereto, for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative (the "Representative"), of the above ___% Trust Originated Preferred Securities (the "Preferred Securities"), of ILLINOIS POWER FINANCING I, a Delaware business trust (the "Trust").

                 Pursuant to Section 2 of the Underwriting Agreement, the Trust, Illinois Power Company (the "Company"), an Illinois corporation, agree with each Underwriter as follows:

                          1. The initial public offering price per security for the Preferred Securities, determined as provided in said Section 2, shall be $25.00.

                          2. The purchase price per security for the Preferred Securities to be paid by the several Underwriters shall be $25.00, being an amount equal to the initial public offering price set forth above.

                          3. The compensation per Preferred Security to be paid by the Company to the several Underwriters in respect of their commitments hereunder shall be ______; provided, however, that the compensation per Preferred Security for sales of 10,000 or more Preferred Securities to a single purchaser shall be _____.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Trust and the Company in accordance with its terms.

                                        Very truly yours,

                                        ILLINOIS POWER COMPANY


                                        By
                                          ------------------------------------
                                          Title:


                                        ILLINOIS POWER FINANCING I


                                        By
                                          ------------------------------------
                                          Title:  Trustee
                                        By
                                          ------------------------------------
                                          Title:  Trustee

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated


By
  ----------------------------------
           Authorized Signatory

For itself and as Representative of the other
Underwriters named in the Underwriting Agreement.